                                                            Exhibit (16)(a)(iii)

                   CALIFORNIA INSURED TAX FREE INCOME FUND


                             CALCULATION OF YIELD

        The Fund calculates its yield quotations based on a 30-day period ended on the date of the most recent balance sheet included in the registration statement, by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                                      a - b      6
                      YIELD (y) = 2[(------- + 1)   - 1]
                                       cd

Where: a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
       d = the maximum offering price per share on the last day of the period


          Class A            Class B            Class C
       -------------      -------------       -----------
       a =   593,262      a =   129,818       a =  15,360
       b =    85,368      b =    38,468       b =   4,645
       c = 7,645,267      c = 1,673,229       c = 198,217
       d =     18.90      d =     18.29       d =   18.29
       y =      4.26      y =      3.61       y =    3.57

                      CALIFORNIA INSURED TAX FREE FUND
                 CALCULATION OF TAXABLE EQUIVALENT SEC YIELD



Formula
                                    SEC Yield
                                    ---------
                                  1 - Tax Rate

Class A Shares
                                      4.26%
                                      -----
                                      1-42%                      = 7.34%

Class B Shares

                                      3.61%
                                      -----
                                      1-42%                      = 6.22%

Class C Shares

                                      3.57%
                                      -----
                                      1-42%                      = 6.16%


               CALCULATION OF TAXABLE EQUIVALENT DISTRIBUTION RATE


Formula
                                Distribution Rate
                                -----------------
                                  1 - Tax Rate

Class A Shares
                                      4.67%
                                      -----
                                      1-42%                      = 8.05%

Class B Shares

                                      4.10%
                                      -----
                                      1-42%                       = 7.07%

Class C Shares

                                      4.10%
                                      -----
                                      1-42%                       = 7.07%

                   CALIFORNIA INSURED TAX FREE FUND - CLASS A
              SHARES TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED
                                DECEMBER 31, 1997

                                                        n
Formula                                           P(1+T)      =     ERV

Including Payment of the Sales Charge
Net Asset Value                                    $18.29
Initial Investment                              $1,000.00     =     P
Ending Redeemable Value                         $1,054.00     =     ERV
One year period ended 12/31/97                          1     =     n

TOTAL RETURN FOR THE PERIOD                         5.40%     =     T

Excluding Payment of the Sales Charge
Net Asset Value                                    $18.29
Initial Investment                              $1,000.00     =     P
Ending Redeemable Value                         $1,089.32     =     ERV
One year period ended 12/31/97                          1     =     n

TOTAL RETURN FOR THE PERIOD                         8.93%     =     T


           TOTAL RETURN CALCULATION FIVE YEARS ENDED DECEMBER 31, 1997

                                                         n
Formula                                            P(1+T)      =     ERV
Including Payment of the Sales Charge
Net Asset Value                                     $18.29
Initial Investment                               $1,000.00     =     P
Ending Redeemable Value                          $1,358.01     =     ERV
Five years ended 12/31/97                                5     =     n

TOTAL RETURN FOR THE PERIOD                          6.31%     =     T


Excluding Payment of the Sales Charge
Net Asset Value                                     $18.29
Initial Investment                               $1,000.00     =     P
Ending Redeemable Value                          $1,404.11     =     ERV
Five years ended 12/31/97                                5     =     n

TOTAL RETURN FOR THE PERIOD                          7.02%     =     T

   CALIFORNIA INSURED TAX FREE FUND - CLASS A SHARES TOTAL RETURN CALCULATION TEN YEARS ENDED DECEMBER 31, 1997

                                                         n
Formula                                            P(1+T)      =     ERV
Including Payment of the Sales Charge
Net Asset Value                                     $18.29
Initial Investment                               $1,000.00     =     P
Ending Redeemable Value                          $2,133.24     =     ERV
Ten years ended 12/31/97                                10     =     n

TOTAL RETURN FOR THE PERIOD                          7.87%     =     T


Excluding Payment of the Sales Charge
Net Asset Value                                     $18.29
Initial Investment                               $1,000.00     =     P
Ending Redeemable Value                          $2,204.27     =     ERV
Ten years ended 12/31/97                                10     =     n

TOTAL RETURN FOR THE PERIOD                          8.22%     =     T

          TOTAL RETURN CALCULATION INCEPTION THROUGH DECEMBER 31, 1997

                                                         n
Formula                                            P(1+T)      =     ERV

Including Payment of the Sales Charge
Net Asset Value                                     $18.29
Initial Investment                               $1,000.00     =     P
Ending Redeemable Value                          $2,518.99     =     ERV
Inception through 12/31/97                           12.05     =     n

TOTAL RETURN FOR THE PERIOD                           7.97%    =     T


Excluding Payment of the Sales Charge
Net Asset Value                                     $18.29
Initial Investment                               $1,000.00     =     P
Ending Redeemable Value                          $2,603.89     =     ERV
Inception through 12/31/97                           12.05     =     n

TOTAL RETURN FOR THE PERIOD                           8.27%    =     T

                CALIFORNIA INSURED TAX FREE FUND - CLASS A SHARES
              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                       INCEPTION THROUGH DECEMBER 31, 1997


Formula                           ERV - P
                                  -------
                                     P                      = T

Including Payment of the Sales Charge
Net Asset Value                                     $18.29
Initial Investment                               $1,000.00      =     P
Ending Redeemable Value                          $2,518.99      =     ERV

TOTAL RETURN FOR THE PERIOD                        151.90%      =     T


Excluding Payment of the Sales Charge
Net Asset Value                                     $18.29
Initial Investment                               $1,000.00      =     P
Ending Redeemable Value                          $2,603.89      =     ERV

TOTAL RETURN FOR THE PERIOD                        160.39%      =     T

                   CALIFORNIA INSURED TAX FREE FUND - CLASS B
              SHARES TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED
                                DECEMBER 31, 1997



                                                         n
Formula                                            P(1+T)      =     ERV

Including Payment of the CDSC
Net Asset Value                                     $18.29
Initial Investment                               $1,000.00     =     P
Ending Redeemable Value                          $1,051.91     =     ERV
One year period ended 12/31/97                           1     =     n

TOTAL RETURN FOR THE PERIOD                          5.19%     =     T


Excluding Payment of the CDSC
Net Asset Value                                     $18.29
Initial Investment                               $1,000.00     =     P
Ending Redeemable Value                          $1,081.91     =     ERV
One year period ended 12/31/97                           1     =     n

TOTAL RETURN FOR THE PERIOD                          8.19%     =     T


          TOTAL RETURN CALCULATION INCEPTION THROUGH DECEMBER 31, 1997

                                                         n
Formula                                            P(1+T)      =     ERV


Including Payment of the CDSC
Net Asset Value                                     $18.29
Initial Investment                               $1,000.00     =     P
Ending Redeemable Value                          $1,274.90     =     ERV
Inception through 12/31/97                            4.67     =     n

TOTAL RETURN FOR THE PERIOD                          5.34%     =     T


Excluding Payment of the CDSC
Net Asset Value                                     $18.29
Initial Investment                               $1,000.00     =     P
Ending Redeemable Value                          $1,274.90     =     ERV
Inception through 12/31/97                            4.67     =     n

TOTAL RETURN FOR THE PERIOD                          5.34%     =     T

                CALIFORNIA INSURED TAX FREE FUND - CLASS B SHARES
              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                       INCEPTION THROUGH DECEMBER 31, 1997

Formula                                 ERV - P
                                        -------
                                           P           =     T

Including Payment of the CDSC
Net Asset Value                                       $18.29
Initial Investment                                 $1,000.00      =     P
Ending Redeemable Value                            $1,274.90      =     ERV

TOTAL RETURN FOR THE PERIOD                           27.49%      =     T


Excluding Payment of the CDSC
Net Asset Value                                       $18.29
Initial Investment                                 $1,000.00      =     P
Ending Redeemable Value                            $1,274.90      =     ERV

TOTAL RETURN FOR THE PERIOD                           27.49%      =     T

                   CALIFORNIA INSURED TAX FREE FUND - CLASS C
              SHARES TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED
                                DECEMBER 31, 1997

                                                         n
Formula                                            P(1+T)     =     ERV

Including Payment of the CDSC
Net Asset Value                                     $18.29
Initial Investment                               $1,000.00     =     P
Ending Redeemable Value                          $1,071.91     =     ERV
One year period ended 12/31/97                           1     =     n

TOTAL RETURN FOR THE PERIOD                          7.19%     =     T


Excluding Payment of the CDSC
Net Asset Value                                     $18.29
Initial Investment                               $1,000.00     =     P
Ending Redeemable Value                          $1,081.91     =     ERV
One year period ended 12/31/97                           1     =     n

TOTAL RETURN FOR THE PERIOD                          8.19%     =     T


          TOTAL RETURN CALCULATION INCEPTION THROUGH DECEMBER 31, 1997

                                                         n
Formula                                            P(1+T)      =     ERV

Including Payment of the CDSC
Net Asset Value                                     $18.29
Initial Investment                               $1,000.00     =     P
Ending Redeemable Value                          $1,227.08     =     ERV
Inception through 12/31/97                            4.39     =     n

TOTAL RETURN FOR THE PERIOD                          4.77%     =     T

Excluding Payment of the CDSC
Net Asset Value                                     $18.29
Initial Investment                               $1,000.00     =     P
Ending Redeemable Value                          $1,227.08     =     ERV
Inception through 12/31/97                            4.39     =     n

TOTAL RETURN FOR THE PERIOD                          4.77%     =     T

                CALIFORNIA INSURED TAX FREE FUND - CLASS C SHARES
              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                       INCEPTION THROUGH DECEMBER 31, 1997

Formula                        ERV - P
                               -------
                                  P                     =     T

Including Payment of the CDSC
Net Asset Value                                     $18.29
Initial Investment                               $1,000.00     =     P
Ending Redeemable Value                          $1,227.08     =     ERV

TOTAL RETURN FOR THE PERIOD                         22.71%     =     T

Excluding Payment of the CDSC
Net Asset Value                                     $18.29
Initial Investment                               $1,000.00     =     P
Ending Redeemable Value                          $1,227.08     =     ERV

TOTAL RETURN FOR THE PERIOD                         22.71%     =     T